Exhibit 32.1


                             QUADRAMED CORPORATION
                SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

     In connection with this Annual Report on Form 10-K of QuadraMed Corporation for the period ended December 31, 2002, I, Lawrence P. English, Chairman of the Board and Chief Executive Officer of QuadraMed Corporation, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  1. This Form 10-K for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  2. The information contained in this Form 10-K for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of QuadraMed Corporation.



Date:  August 15, 2003                     /s/ Lawrence P. English
                                           ----------------------------
                                           Lawrence P. English
                                           Chairman and Chief Executive Officer


                                       1